As filed with the SEC on August 23, 2004.

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM N-PX

ANNUAL REPORT OF PROXY VOTING RECORD OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-9067

Kirr, Marbach Partners Funds, Inc.
(Exact name of registrant as specified in charter)

621 Washington Street
Columbus, IN 47202
(Address of principal executive offices) (Zip code)

Kirr, Marbach & Company, LLC
621 Washington Street
Columbus, IN 47202
(Name and address of agent for service)

(812) 376-9444
Registrant's telephone number, including area code

Date of fiscal year end: September 30

Date of reporting period: June 30, 2004

Vote Summary Report
Jul 01, 2003 - Jun 30, 2004

KIRR MARBACH PARTNERS VALUE FUND

Mtg	Company/		Mgmt	Vote	Record		Shares
Date/Type	Ballot Issues	Security	Rec	Cast	Date	Prpnent	Voted

08/21/03 - A	Adaptec, Inc. *ADPT*		00651F108		06/25/03		29,400
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Carl J. Conti --- For

We recommend a vote FOR the directors with the exceptions of Audit Committee members Robert J. Loarie, Ilene H. Lang, and Lucie J. Fjeldstad, from whom we recommend shareholders WITHHOLD votes for paying excessive non-audit fees.

	1.2	Elect Director Victoria L. Cotten --- For
	1.3	Elect Director Lucie J. Fjeldstad --- Withhold
	1.4	Elect Director Joseph S. Kennedy --- For
	1.5	Elect Director Ilene H. Lang --- Withhold
	1.6	Elect Director Robert J. Loarie --- Withhold
	1.7	Elect Director Robert N. Stephens --- For
	1.8	Elect Director Dr. Douglas E. Van Houweling --- For
	2	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	3	Ratify Auditors	For	Against			Mgmt

10/30/03 - A	Affiliated Computer Services, Inc. *ACS*		008190100		09/19/03		13,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Darwin Deason --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Jeffrey A. Rich --- For
	1.3	Elect Director Mark A. King --- For
	1.4	Elect Director Joseph P. O'Neill --- For
	1.5	Elect Director Frank A. Rossi --- For
	1.6	Elect Director J. Livingston Kosberg --- For
	1.7	Elect Director Dennis McCuistion --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt

04/23/04 - A	Alleghany Corp. *Y*		017175100		03/01/04		1,823
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/11/04 - A	Allete Inc. *ALE*		018522102		03/12/04		27,300
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/22/04 - A	ALLTEL Corp. *AT*		020039103		02/24/04		15,450
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Ammend EEO - Sexual Orientation	Against	For			ShrHoldr

04/29/04 - A	Amvescap Plc		03235E100		03/24/04		20,700
Meeting for Holders of ADRs
	1	TO RECEIVE THE ACCOUNTS AND THE REPORTS OF THE DIRECTORS AND AUDITORS THEREON	For	For			Mgmt
	2	TO RECEIVE AND APPROVE THE DIRECTORS REMUNERATION REPORT	For	For			Mgmt
	3	TO DECLARE A FINAL DIVIDEND	For	For			Mgmt
	4	Elect Directors	For	For			Mgmt
	4.1	Elect Director Joseph R. Canion* --- For

Joseph Canion is not considered independent by RREV and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, due to the mitigating circumstance of his service on the previous AIM Board, we do not believe a vote recommendation against his re-election is warranted.

	4.2	Elect Director Robert F. Graham* --- For
	4.3	Elect Director Thomas Fischer* --- For
	4.4	Elect Director Bevis Longstreth* --- For

Bevis Longstreth is not considered independent by RREV due to his tenure and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, as he is subject to annual re-election and, in any event, required to stand down from the Board by 2006 when he reaches the age of 72, we do not oppose this resolution.

	4.5	Elect Director James Robertson** --- For
	4.6	Elect Director Stephan West* --- For

Stephen West is not considered independent by RREV due to his tenure and is a member of the Remuneration Committee. The normal application of the NAPF policy would lead to a vote recommendation against his re-election. However, as he is subject to annual re-election and due to his age is expected to retire in the short term, we do not oppose this resolution.

	5	Ratify Auditors	For	For			Mgmt
	6	TO AUTHORISE THE DIRECTORS TO ALLOT SHARES PURSUANT TO SECTION 80(I) OF THE COMPANIES ACT 1985	For	For			Mgmt
	7	TO DISAPPLY STATUTORY PRE-EMPTION RIGHTS PURSUANT TO SECTION 95 OF THE COMPANIES ACT 1985	For	For			Mgmt
	8	TO RENEW THE COMPANY S AUTHORITY TO MAKE MARKET PURCHASES OF ITS OWN ORDINARY SHARES	For	For			Mgmt
	9	TO APPROVE THE AMENDMENTS TO THE ARTICLES OF ASSOCIATION	For	For			Mgmt
	10	TO APPROVE THE CHANGES TO THE INTERNATIONAL SHARESAVE PLAN IN RELATION TO FRENCH RESIDENT EMPLOYEES	For	For			Mgmt

05/21/04 - A	Aon Corp. *AOC*		037389103		03/24/04		32,700
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Patrick G. Ryan --- For

We recommend a vote FOR the directors with the exception of independent outsider Jan Kalff and affiliated outsider Edgar D. Jannotta. We recommend that shareholders WITHHOLD votes from Jan Kalff for poor attendance, and from Edgar D. Jannotta for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Edgar D. Jannotta --- Withhold
	1.3	Elect Director Jan Kalff --- Withhold
	1.4	Elect Director Lester B. Knight --- For
	1.5	Elect Director J. Michael Losh --- For
	1.6	Elect Director R. Eden Martin --- For
	1.7	Elect Director Andrew J. McKenna --- For
	1.8	Elect Director Robert S. Morrison --- For
	1.9	Elect Director Richard C. Notebaert --- For
	1.10	Elect Director Michael D. O'Halleran --- For
	1.11	Elect Director John W. Rogers, Jr. --- For
	1.12	Elect Director Gloria Santona --- For
	1.13	Elect Director Carolyn Y. Woo --- For
	2	Ratify Auditors	For	For			Mgmt

04/21/04 - A	Apria Healthcare Group, Inc. *AHG*		037933108		03/17/04		25,500
	1	Elect Directors	For	For			Mgmt

11/11/03 - A	Automatic Data Processing, Inc. *ADP*		053015103		09/12/03		14,700
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Gregory D. Brenneman --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Leslie A. Brun --- For
	1.3	Elect Director Gary C. Butler --- For
	1.4	Elect Director Joseph A. Califano, Jr. --- For
	1.5	Elect Director Leon G. Cooperman --- For
	1.6	Elect Director Ann Dibble Jordan --- For
	1.7	Elect Director Harvey M. Krueger --- For
	1.8	Elect Director Frederic V. Malek --- For
	1.9	Elect Director Henry Taub --- For
	1.10	Elect Director Arthur F. Weinbach --- For
	1.11	Elect Director Josh S. Weston --- For
	2	Amend Stock Option Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 5.69 percent is within the allowable cap for this company of 12.54 percent. Additionally, this plan expressly forbids repricing.
	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Approve Outside Director Stock Awards in Lieu of Cash	For	For			Mgmt

The potential dilution of the plan of 0.03 percent is negligible. Furthermore, the payment of the non-employee director's retainer in the form of restricted stock units aligns the interest of non-employee directors with those of shareholders.

	5	Ratify Auditors	For	For			Mgmt

05/12/04 - A	AutoNation, Inc. *AN*		05329W102		03/26/04		28,500
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Mike Jackson --- For

We recommend a vote FOR the directors with the exception of affiliated outsider Rick L. Burdick. We recommend that shareholders WITHHOLD votes from Rick L. Burdick for standing as an affiliated outsider on the nominating committee.

	1.2	Elect Director Robert J. Brown --- For
	1.3	Elect Director J.P. Bryan --- For
	1.4	Elect Director Rick L. Burdick --- Withhold
	1.5	Elect Director William C. Crowley --- For
	1.6	Elect Director Alan S. Dawes --- For
	1.7	Elect Director Edward S. Lampert --- For
	1.8	Elect Director Irene B. Rosenfeld --- For
	2	Ratify Auditors	For	For			Mgmt

07/22/03 - A	Avx Corp. *AVX*		002444107		05/30/03		44,000
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director John S. Gilbertson --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsider Carroll A. Campbell, Jr. for poor attendance and insiders Rodney N. Lanthorne, Michihisa Yamamoto, and John S. Gilbertson for failure to establish an independent nominating committee.

	1.2	Elect Director Michihisa Yamamoto --- Withhold
	1.3	Elect Director Rodney N. Lanthorne --- Withhold
	1.4	Elect Director Carroll A. Campbell, Jr. --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

04/27/04 - A	Bausch & Lomb Inc. *BOL*		071707103		03/01/04		6,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/04/04 - A	Baxter International Inc. *BAX*		071813109		03/05/04		13,250
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director John D. Forsyth --- For
	1.2	Elect Director Gail D. Fosler --- For
	1.3	Elect Director Carole J. Uhrich --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Provide for Cumulative Voting	Against	For			ShrHoldr

In this case, the company fails to meet some of the aforementioned corporate governance and performance criteria. Specifically, the board of directors is classified and shareholders do not have the right to call special meetings or act by written consent. Accordingly, the proposal warrants shareholder support.

11/04/03 - A	BearingPoint, Inc. *BE*		074002106		09/12/03		47,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Randolph C. Blazer --- For

We recommend a vote FOR the directors with the exception of insider Roderick C. McGeary. We recommend that shareholders WITHHOLD votes from Roderick C. McGeary for standing as an insider on the Compensation and Nominating committees.

	1.2	Elect Director Roderick C. McGeary --- Withhold
	1.3	Elect Director Alice M. Rivlin --- For

05/21/04 - A	Cadbury Schweppes Plc		127209302		04/01/04		23,800
Meeting for Holders of ADRs
	1	FINANCIAL STATEMENTS	For	For			Mgmt
	2	DECLARATION OF FINAL DIVIDEND 2003	For	For			Mgmt
	3	DIRECTORS REMUNERATION REPORT	For	For			Mgmt
	4	Elect Directors	For	For			Mgmt
	5	Ratify Auditors	For	For			Mgmt
	6	REMUNERATION OF AUDITORS	For	For			Mgmt
	7	AUTHORITY TO ALLOT RELEVANT SECURITIES	For	For			Mgmt
	8	AUTHORITY TO DISAPPLY PRE-EMPTION RIGHTS	For	For			Mgmt
	9	AUTHORITY TO PURCHASE OWN ORDINARY SHARES	For	For			Mgmt
	10	AMEND RULES OF THE SHARE OPTION PLAN 1994	For	For			Mgmt
	11	AMEND RULES OF THE 1997 LONG TERM INCENTIVE PLAN	For	For			Mgmt
	12	APPROVAL OF THE BONUS SHARE RETENTION PLAN 2004	For	For			Mgmt
	13	AMEND RULES OF EIGHT NAMED SHARE SCHEMES/PLANS	For	For			Mgmt
	14	ESTABLISH FURTHER EMPLOYEE SHARE PLAN OR PLANS	For	For			Mgmt

09/10/03 - S	Caesar's Entertainment *CZR*		700690100		07/24/03		83,100
	1	Change Company Name	For	For			Mgmt

05/26/04 - A	Caesar's Entertainment *CZR*		127687101		04/06/04		83,100
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director A. Steven Crown --- For
	1.2	Elect Director Gilbert L. Shelton --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    V. Vote Recommendation        The total cost of the company's plans of 9.57 percent is within the allowable cap for this company of 11.22 percent. Additionally, this plan expressly forbids repricing.         Options granted to named officers in 2003 represents 35.85 percent of the total options granted in that year.

04/20/04 - A	CANADIAN PACIFIC RAILWAY LTD (formerly Canadian Pacific Ltd. *CP.*		13645T100		03/09/04		24,800
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Stephen Bachand as a Director --- For
	1.2	Elect John Cleghorn as a Director --- For
	1.3	Elect Tim Faithfull as a Director --- For
	1.4	Elect Jacques Lamarre as a Director --- Withhold
We recommend withholding votes from Mr. Lamarre due to his poor board meeting attendance in the past year.
	1.5	Elect James Newall as a Director --- For
	1.6	Elect Dr. James Nininger as a Director --- For
	1.7	Elect Madeleine Paquin as a Director --- For
	1.8	Elect Michael Phelps as a Director --- Withhold
We recommend withholding votes from Mr. Phelps due to his poor board meeting attendance in the past year.
	1.9	Elect Roger Phillips as a Director --- For
	1.10	Elect Robert Ritchie as a Director --- For
	1.11	Elect Michael Wright as a Director --- For
	2	Appoint PricewaterhouseCoopers LLP as Auditors	For	For			Mgmt

04/22/04 - A	Carnival Corp. *CCL*		143658300		02/23/04		24,700
Meeting for Holders of ADRs
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Micky Arison --- For

ISS prefers that boards contain a majority of non-executives who are considered to be independent. In addition, we prefer that key committee membership is limited to independent non-executives only. Despite these shortcomings, director elections are standard proposals at annual meetings, and these concerns would not be enough to lead us to oppose these candidates.

	1.2	Elect Director Amb Richard G. Capen Jr --- For
	1.3	Elect Director Robert H. Dickinson --- For
	1.4	Elect Director Arnold W. Donald --- For
	1.5	Elect Director Pier Luigi Foschi --- For
	1.6	Elect Director Howard S. Frank --- For
	1.7	Elect Director Baroness Hogg --- For
	1.8	Elect Director A. Kirk Lanterman --- For
	1.9	Elect Director Modesto A. Maidique --- For
	1.10	Elect Director John P. Mcnulty --- For
	1.11	Elect Director Peter Ratcliffe --- For
	1.12	Elect Director Sir John Parker --- For
	1.13	Elect Director Stuart Subotnick --- For
	1.14	Elect Director Uzi Zucker --- For
	2	Ratify Auditors	For	For			Mgmt
	3	TO AUTHORIZE THE AUDIT COMMITTEE OF CARNIVAL PLC TO AGREE THE REMUNERATION OF THE INDEPENDENT AUDITORS.	For	For			Mgmt
	4	TO RECEIVE THE ACCOUNTS AND REPORTS FOR CARNIVAL PLC FOR THE FINANCIAL PERIOD ENDED NOVEMBER 30, 2003.	For	For			Mgmt
	5	TO APPROVE THE DIRECTORS REMUNERATION REPORT OF CARNIVAL PLC.	For	For			Mgmt
	6	TO APPROVE LIMITS ON THE AUTHORITY TO ALLOT SHARES BY CARNIVAL PLC.	For	For			Mgmt
	7	TO APPROVE THE DISAPPLICATION OF PRE-EMPTION RIGHTS FOR CARNIVAL PLC SHARES.	For	For			Mgmt

04/20/04 - A	Cendant Corporation *CD*		151313103		02/23/04		24,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director The Right Honourable Brian Mulroney --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Ronald L. Nelson --- For
	1.3	Elect Director Robert W. Pittman --- For
	1.4	Elect Director Myra J. Biblowit --- For
	1.5	Elect Director Sheli Z. Rosenberg --- For
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	3	Ratify Auditors	For	For			Mgmt
Shareholder Proposals
	4	Separate Chairman and CEO Positions	Against	Against			ShrHoldr
We believe that the company's governance structure provides a satisfactory balance to a unified chairman and CEO position.
	5	Limit Executive Compensation	Against	Against			ShrHoldr

ISS feels that the proposed arbitrary cap on CEO pay is restrictive and could potentially hinder the company's ability to attract and retain competent executive officers. As such, this item does not warrant shareholder approval.

04/28/04 - A	CIGNA Corp. *CI*		125509109		03/01/04		10,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/12/04 - A	CIT GROUP INC *CIT*		125581108		03/26/04		31,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Albert R. Gamper, Jr. --- For
	1.2	Elect Director Gary C. Butler --- For
	1.3	Elect Director William A. Farlinger --- For
	1.4	Elect Director William M. Freeman --- For
	1.5	Elect Director Hon. Thomas H. Kean --- For
	1.6	Elect Director Edward J. Kelly, III --- For
	1.7	Elect Director Marianne Miller Parrs --- For
	1.8	Elect Director Jeffrey M. Peek --- For
	1.9	Elect Director John R. Ryan --- For
	1.10	Elect Director Peter J. Tobin --- For
	1.11	Elect Director Lois M. Van Deusen --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/18/04 - A	Citizens Communications Co. *CZN*		17453B101		03/19/04		74,800
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

05/11/04 - A	Commercial Federal Corp. *CFB*		201647104		03/24/04		23,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Talton K. Anderson --- Withhold

We recommend a vote FOR Jane E. Miller but WITHHOLD votes from all the other nominees. We recommend that shareholders WITHHOLD votes from insider Robert J. Hutchinson, and independent outsiders James P. O'Donnell and Talton K. Anderson for failing to remove a dead-hand, slow-hand, or similar feature in the company's poison pill.

	1.2	Elect Director James P. O'Donnell --- Withhold
	1.3	Elect Director Robert J. Hutchinson --- Withhold
	1.4	Elect Director Jane E. Miller --- For
	2	Ratify Auditors	For	For			Mgmt

06/28/04 - A	Crescent Real Estate Equities Company *CEI*		225756105		04/29/04		23,300
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Dennis H. Alberts --- For
At this time, however, we recommend a vote FOR the directors.
	1.2	Elect Director Terry N. Worrell --- For
	2	Ratify Auditors	For	For			Mgmt

09/16/03 - A	Cummins , Inc. *CMI*		231021106		08/06/03		21,100
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert J. Darnall --- For
We recommend a vote FOR the directors.
	1.2	Elect Director John M. Deutch --- For
	1.3	Elect Director Walter Y. Elisha --- For
	1.4	Elect Director Alexis M. Herman --- For
	1.5	Elect Director William I. Miller --- For
	1.6	Elect Director William D. Ruckelshaus --- For
	1.7	Elect Director Theodore M. Solso --- For
	1.8	Elect Director Franklin A. Thomas --- For
	1.9	Elect Director J. Lawrence Wilson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 5.75 percent is within the allowable cap for this company of 11.46 percent.

04/06/04 - A	Cummins , Inc. *CMI*		231021106		02/16/04		21,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

05/15/04 - A	Dillard's, Inc. *DDS*		254067101		03/31/04		37,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Robert C. Connor --- For
	1.2	Elect Director Will D. Davis --- For
	1.3	Elect Director John Paul Hammerschmidt --- For
	1.4	Elect Director Peter R. Johnson --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Implement ILO Based Code of Conduct	Against	Against			ShrHoldr

In light of the fact that the company has already adopted a code of conduct and that there do not appear to have been significant concerns regarding the company's overseas sourcing activities, we do not believe that support for this proposal is warranted at this time.

06/17/04 - A	Dollar Tree Stores, Inc. *DLTR*		256747106		04/23/04		23,800
	1	Change Range for Size of the Board	For	For			Mgmt
ISS believes that the proposed change is relatively minor and that it is not motivated by a desire to entrench management.
	2	Elect Directors	For	For			Mgmt
	2.1	Elect Director H. Ray Compton --- For
	2.2	Elect Director John F. Megrue --- For
	2.3	Elect Director Alan L. Wurtzel --- For
	2.4	Elect Director Bob Sasser --- For
	2.5	Elect Director Thomas E. Whiddon --- For
	3	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 7.48 percent is within the allowable cap for this company of 11.17 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 3.47 percent is within the allowable cap for this company of 11.17 percent. Additionally, this plan expressly forbids repricing.
	5	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

06/10/04 - A	Emcor Group, Inc. *EME*		29084Q100		04/15/04		18,100
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

06/30/04 - A	Emmis Communications Corp. *EMMS*		291525103		04/23/04		36,650
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Jeffrey H. Smulyan --- Withhold

We recommend shareholders WITHHOLD votes from all of the nominees. We recommend shareholders withhold votes from insiders Jeffrey H. Smulyan and Walter Z. Berger and from affiliated outsider Greg A. Nathanson for failure to establish a majority independent board of directors.

	1.2	Elect Director Walter Z. Berger --- Withhold
	1.3	Elect Director Greg A. Nathanson --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.44 percent is within the allowable cap for this company of 11.70 percent. Additionally, this plan expressly forbids repricing.

05/18/04 - A	Guidant Corp. *GDT*		401698105		03/11/04		6,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Maurice A. Cox, Jr. --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Nancy-Ann Min DeParle --- For
	1.3	Elect Director Ronald W. Dollens --- For
	1.4	Elect Director Enrique C. Falla --- For
	1.5	Elect Director Kristina M. Johnson, Ph.D. --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Expense Stock Options	Against	For			ShrHoldr

Given that (1) many companies use stock options as a significant component of overall compensation, (2) the exercise of options result in a transfer of shareholder value, and (3) the contingent cost of options reduces earnings, we believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse.

05/05/04 - A	Hearst-Argyle Television, Inc. *HTV*		422317107		03/31/04		1,400
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Caroline L. Williams --- For
We recommend a vote FOR the director.
	2	Approve Omnibus Stock Plan	For	Against			Mgmt

                                                    V. Vote Recommendation        The total cost of the company's plans of 5.20 percent is above the allowable cap for this company of 5.16 percent. Additionally, the plan allows repricing of underwater stock options without shareholder approval, which we believe reduces the incentive value of the plan.

	3	Ratify Auditors	For	For			Mgmt
	4	Other Business	For	Against			Mgmt
As we cannot know the content of these issues, we do not recommend that shareholders approve this request.

05/27/04 - A	Hilton Hotels Corp. *HLT*		432848109		03/29/04		55,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director A. Steven Crown --- For
	1.2	Elect Director David Michels --- For
	1.3	Elect Director John H. Myers --- For
	1.4	Elect Director Donna F. Tuttle --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 9.16 percent is within the allowable cap for this company of 12.57 percent. Additionally, this plan expressly forbids repricing.
	4	Approve Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	5	Declassify the Board of Directors	Against	For			ShrHoldr

The ability to elect directors is the single most important use of the shareholder franchise, and all directors should be accountable on an annual basis. A classified board can entrench management and effectively preclude most takeover bids or proxy contests. Board classification forces dissidents and would-be acquirers to negotiate with the incumbent board, which has the authority to decide on offers without a shareholder vote.

	6	Require Majority of Independent Directors on Board	Against	For			ShrHoldr

Currently, according to our definitions, the board consists of two insiders, four affiliated outsiders, and seven independent outsiders. Thus, insiders and affiliated outsiders constitute 46 percent of the board seats. ISS believes that a board should consist of a substantial majority of independent outsiders.        In summary, in evaluating proposals requiring that a substantial majority of the board be composed of independent directors, shareholders should closely examine the current composition of the board, the proponent's definition of independence, and the board's responsiveness to shareholder concerns. If the board composition is poor or the board has not fulfilled its fiduciary duties, then shareholders should vote in favor of a proposal which would require a greater number of outsiders on the board. However, if the board is already sufficiently independent and is fulfilling its fiduciary duty, support of such a proposal is unnecessary.        Although we do not agree with all of the proponent's classifications of independent directors, in light of the fact that the board is only 54 percent independent, we believe this proposal sends an important message to management and is in shareholders' best interests.

06/23/04 - A	Honda Motor Co. Ltd.		438128308		05/28/04		24,550
Meeting for Holders of ADRs
	1	APPROVAL OF PROPOSAL FOR APPROPRIATION OF RETAINED EARNINGS FOR THE 80TH FISCAL YEAR.	For	For			Mgmt
	2	PARTIAL AMENDMENTS TO THE ARTICLES OF INCORPORATION.	For	For			Mgmt
	3	Elect Directors	For	For			Mgmt
	4	ELECTION AS CORPORATE AUDITOR: KOJI MIYAJIMA	For	For			Mgmt
	5	ELECTION AS CORPORATE AUDITOR: HIROSHI OKUBO	For	For			Mgmt
	6	ELECTION AS CORPORATE AUDITOR: FUMIHIKO SAITO	For	For			Mgmt
	7	REVISION OF AMOUNT OF REMUNERATION PAYABLE TO DIRECTORS.	For	For			Mgmt
	8	PAYMENT OF BONUS TO DIRECTORS AND CORPORATE AUDITORS FOR THE 80TH FISCAL YEAR.	For	For			Mgmt
	9	PRESENTATION OF RETIREMENT ALLOWANCE TO RETIRING DIRECTORS AND CORPORATE AUDITORS FOR THEIR RESPECTIVE SERVICES.	For	For			Mgmt

06/23/04 - A	IAC / INTERACTIVECORP *IACI*		45840Q101		04/29/04		24,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Richard N. Barton --- For

We recommend a vote FOR the directors with the exception of independent outsider Edgar Bronfman, Jr., affiliated outsider Diane Von Furstenberg, and insiders Victor A. Kaufman, Barry Diller, and Robert R. Bennett. We recommend that shareholders WITHHOLD votes from Edgar Bronfman, Jr. for poor attendance, from Robert R. Bennett for standing as an insider on the Compensation Committee and for failure to establish an independent nominating committee, and from Diane Von Furstenberg, Victor A. Kaufman, and Barry Diller for failure to establish an independent nominating committee.

	1.2	Elect Director Robert R. Bennett --- Withhold
	1.3	Elect Director Edgar Bronfman, Jr. --- Withhold
	1.4	Elect Director Barry Diller --- Withhold
	1.5	Elect Director Victor A. Kaufman --- Withhold
	1.6	Elect Director Donald R. Keough --- For
	1.7	Elect Director Marie-Josee Kravis --- For
	1.8	Elect Director John C. Malone --- For
	1.9	Elect Director Steven Rattner --- For
	1.10	Elect Director Gen. H.N. Schwarzkopf --- For
	1.11	Elect Director Alan G. Spoon --- For
	1.12	Elect Director Diane Von Furstenberg --- Withhold
	2	Ratify Auditors	For	For			Mgmt

04/27/04 - A	Insight Communications Company, Inc. *ICCI*		45768V108		03/19/04		34,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Sidney R. Knafel --- For

We recommend a vote FOR the directors with the exceptions of independent outsiders Daniel S. O'Connell, James S. Marcus and Thomas L. Kempner. We recommend that shareholders WITHHOLD votes from Compensation Committee members Daniel S. O'Connell and James S. Marcus for the disconnect between company's stock performance and the CEO's compensation. We also recommend that shareholders WITHHOLD votes from Compensation Committee member Thomas L. Kempner for sitting on more than six boards and for the disconnect between company's stock performance and the CEO's compensation.

	1.2	Elect Director Michael S. Willner --- For
	1.3	Elect Director Dinni Jain --- For
	1.4	Elect Director Thomas L. Kempner --- Withhold
	1.5	Elect Director Geraldine B. Laybourne --- For
	1.6	Elect Director James S. Marcus --- Withhold
	1.7	Elect Director Daniel S. O'Connell --- Withhold
	2	Ratify Auditors	For	For			Mgmt

02/13/04 - A	Jack In the Box Inc. *JBX*		466367109		12/19/03		23,000
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Michael E. Alpert --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Edward W. Gibbons --- For
	1.3	Elect Director Anne B. Gust --- For
	1.4	Elect Director Alice B. Hayes --- For
	1.5	Elect Director Murray H. Hutchison --- For
	1.6	Elect Director Linda A. Lang --- For
	1.7	Elect Director Michael W. Murphy --- For
	1.8	Elect Director Robert J. Nugent --- For
	1.9	Elect Director L. Robert Payne --- For
	2	Approve Omnibus Stock Plan	For	For			Mgmt
Vote Recommendation The total cost of the company's plans of 9.65 percent is within the allowable cap for this company of 10.26 percent. Additionally, this plan expressly forbids repricing.
	3	Ratify Auditors	For	For			Mgmt

05/13/04 - A	Janus Capital Group Inc. *JNS*		47102X105		03/18/04		23,500
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director G. Andrew Cox --- For
We recommend a vote FOR the directors.
	1.2	Elect Director James P. Craig, III --- For
	1.3	Elect Director Deborah R. Gatzek --- For
	2	Ratify Auditors	For	For			Mgmt

06/09/04 - A	Liberty Media Corp. *L*		530718105		04/21/04		102,300
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Robert R. Bennett --- Withhold

We recommend a vote FOR the directors with the exception of insiders John C. Malone and Robert R. Bennett. We recommend that shareholders WITHHOLD votes from John C. Malone and Robert R. Bennett for failure to establish a majority independent board.

	1.2	Elect Director Paul A. Gould --- For
	1.3	Elect Director John C. Malone --- Withhold
	2	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Ratify Auditors	For	For			Mgmt

07/11/03 - A	Lone Star Steakhouse & Saloon, Inc. *STAR*		542307103		05/29/03		30,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt

04/28/04 - A	Marathon Oil Corp *MRO*		565849106		03/01/04		6,300
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Charles F. Bolden, Jr. --- For
	1.2	Elect Director Charles R. Lee --- For
	1.3	Elect Director Dennis H. Reilley --- For
	1.4	Elect Director Thomas J. Usher --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Report on Greenhouse Gas Emissions	Against	For			ShrHoldr

In this case, Marathon provides some disclosure on the topics brought forth by the proponents in its Sustainable Global Performance Report and other environmental sections of the company's web site. However, ISS notes that this information is generally broad in scope and does not discuss company policies or performance in significant detail. Further, while we commend the company for its programs to address greenhouse gas emissions to date and commitments to future activities and transparency initiatives, we note that current communication of these policies and programs through detailed reporting is not as comprehensive as other companies in the industry. Considering these facts, ISS believes that evaluating company policies on this issue and publicizing the findings in a report would be in line with the company's commitment to long-term environmental stewardship and in the best long-term interests of shareholders.

	4	Submit Severance Agreement (Change-in-Control) to Shareholder Vote	Against	For			ShrHoldr

In this case, the ceiling suggested by the proponent is 2.99 times salary plus bonus, including lump sum cash payments and the estimated present value of periodic retirement. While ISS generally recommends the threshold be applied to salary plus bonus, we believe that this proposal would still be in the best interest of shareholders.         Additionally, since the proponent's proposal gives the company the option, in implementing this proposal, of seeking approval after the material terms of the agreement are agreed upon, we do not believe that adoption of this proposal would unduly hinder management's ability to negotiate such agreements with potential executives.

05/13/04 - A	Mattel, Inc. *MAT*		577081102		03/17/04		35,000
	2	Ratify Auditors	For				Mgmt
	3	Limit Awards to Executives	Against				ShrHoldr
	4	Prohibit Auditor from Providing Non-Audit Services	Against				ShrHoldr
Not voted per client instruction.

06/15/04 - A	NeighborCare Inc. *NCRX*		64015Y104		04/19/04		20,400
	2	Approve Omnibus Stock Plan	For				Mgmt
	3	Ratify Auditors	For				Mgmt
Not voted per client instruction.

05/20/04 - A	Safeway Inc. *SWY*		786514208		03/25/04		31,900
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Steven A. Burd --- Withhold

ISS Analysis A key issue for investors as they sift through questions raised about performance, relationships and related party transactions is whether or not Safeway's board is fulfilling its fiduciary obligation to shareholders by providing effective management oversight. Recent corporate governance reforms are steps in the right direction, but are they a sufficient antidote to a legacy of relationships that extends back almost two decades? Criticisms of Safeway's performance are modestly compelling. Safeway's performance record over the last five years has been less than favorable. Some critics put the blame for this performance problem squarely on the shoulders of Mr. Burd. At the same time, most of Safeway's peer group has struggled. The recent earnings report is a mixed bag and continues to highlight trends that have impacted Safeway and its competitors over the last few years. If this "vote no" campaign were solely a referendum on performance, it would likely not have gained the traction and momentum that we have seen in recent weeks. The related party transactions and disclosure issues that have been highlighted by the dissidents are of concern. Mr. Tauscher's related party transactions are historical and not monetarily significant, and, hence, we do not recommend withholding from Mr. Tauscher on those grounds alone. However, we do point out that this board needs to be more diligent and critical in its views on and disclosures of related party transactions going forward. A more significant concern is the continuing KKR influence on the board. With the company's recent announcement of Mr. Greene and Mr. Roberts stepping down from the board, the "KKR connection criticism is slightly mitigated. The remaining "KKR connection" on the board centers on Mr. MacDonnell and Mr. Hazen. Mr. Hazen is not a current nominee. Mr. MacDonnell is a former KKR partner and currently retired. As such, we do not recommend withholding from Mr. MacDonnell. As we sift through the issues of failed transactions, undisclosed connections, and a board dominated by an outside entity, there is one constant ' Mr. Burd. Our recommendation to withhold from Mr. Burd is not a referendum on Mr. Burd's continuation as CEO, nor should it be. That is for the board to judge. Rather, we focus on the performance of this board and the accountability of its CEO/chairman. In that light, one cannot disregard the ties that bind this board, including Mr. Burd, to KKR. In its most recent governance reform, the company announced the election of Mr. Hazen as lead director. Mr. Hazen's ties to KKR disqualify him as a strong counterbalance to Chairman Burd. We acknowledge that the board has few options for selection of a strong independent chairman from its existing directors, but we must note that the board created this problem by failing to replace the KKR directors in a timely fashion following the liquidation of KKR's equity interest. The board now must find independent candidates to fill the three seats being vacated. We hope that one of these new nominees will emerge as a good choice for chairman. The recently announced reforms are a partial step towards resolving the KKR legacy issues. It demands a complete solution. New names and expertise are needed on this board, including a new independent board chairman. ISS acknowledges that this board has improved its corporate governance, but we believe they haven't gone far enough. We note that a separate proposal on this ballot provides shareholders a voice on the issue of an independent chairman. Nevertheless, the collective history of relationships between KKR and Safeway cannot be ignored. Naming a strong independent chairman is the one reform that would set the company on the right path.

	1.2	Elect Director Robert I. MacDonnell --- For
	1.3	Elect Director William Y. Tauscher --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Declassify the Board of Directors	For	For			Mgmt
ISS supports this proposal.
	4	Approve Repricing of Options	For	For			Mgmt

We support option plans that give shareholders the ability to consider the option exchange program on a case-by-case basis. Our policy on option exchange programs require a careful examination of several factors, including: (1) the structural features of the exchange such as the exchange ratio, (2) employee eligibility, and (3) the term and vesting of the replacement options. We emphasize a value-for-value exchange and the exclusion of directors and top five named executives from the programs. Safeway's option exchange program is a value-for-value exchange program because it attempts to equalize the value of the cancelled options and replacement options using the Black-Scholes option pricing model. The actual exchange ratio will be re-calculated shortly before the option exchange program to ensure an equivalent value exchange. The program also excludes the executive officers and the board of directors. The replacement options have a vesting period to prevent employees from exercising the options immediately. The replacement options will have a term of six years, which is very close to the overall weighted average remaining life of the surrendered options. Overall, the program addresses the value-for-value exchange, limits participation and provides for the appropriate vesting and terms of the replacement options. As such, we believe this item warrants shareholders support.

	5	Amend Bylaws to Require Independent Director as Chairman of the Board	Against	For			ShrHoldr

On May 3, 2004, the company announced the election of Paul Hazen as lead independent director. The company believes that it has met ISS standards on an independent lead director. However, as discussed more fully in the Elect Directors section, ISS believes that Mr. Hazen's ties to KKR preclude him from acting as a strong counterbalance to Mr. Burd. We believe that Safeway's board requires a strong independent chairman. Therefore, we support this shareholder proposal.

	6	Provide for Cumulative Voting	Against	For			ShrHoldr
In this case, the company fails to meet our performance criteria. Total shareholder returns must be, at a minimum, equal to its industry peers. Accordingly, the proposal warrants shareholder support.
	7	Report on Genetically Modified Organisms (GMO)	Against	Against			ShrHoldr

In this case, the proponents are asking for a report on the company's policies regarding GE ingredients as well as any contingency plan for sourcing non-GE ingredients should the need arise. While we generally support proposals that seek to provide shareholders with greater disclosure regarding the risks associated with their investment, we believe that generating such a report could be time consuming and costly to the company without providing significant value to shareholders. Since the government bodies tasked with determining the health and safety of GE products have determined that GE ingredients are not significantly different from conventional products, certain raw materials have seen a tremendous growth in the use of the GE products. This type of market saturation, combined with potential difficulties in determining a difference between engineered and conventional products with current testing procedures may result in inaccurate results. Finally, we believe that planning alternatives for sourcing non-GE ingredients, should the situation require, would be based largely on speculation about future restrictions and legislation and may not be ultimately beneficial to the company or its shareholders. Based on the potential expenses and difficulty acquiring reliable results in testing GE ingredients, we do not feel this report would be a beneficial use of shareholder assets.

	8	Prepare Sustainability Report	Against	For			ShrHoldr

ISS generally supports proposals that seek additional disclosure, as shareholders should be provided with sufficient information in key business areas to fully assess the risks associated with their investment. When evaluating resolutions calling for a sustainability report, ISS reviews the current reporting policies of the company as they relate to sustainability issues. Specifically, we examine the existence and substance of an EHS or similar report, code of corporate conduct, and diversity or equal opportunity data, or a consolidated sustainability report based on a widely accepted standard such as the GRI. While Safeway does have certain information on social, environmental, and economic initiatives available on the company website, detailed disclosure on issues of environmental performance, diversity, workplace health and safety, and sustainable growth could be improved and included as part of a more comprehensive report. Additionally, we do not believe that the incremental approach advocated by the GRI would be overly burdensome for the company to implement, especially since it appears that the company is already tracking and reporting on some of the information necessary to prepare the report. Therefore, considering the current lack of detailed disclosure and the potential benefits that could be derived from increased reporting, ISS recommends a vote for this proposal.

	9	Report on Political Contributions	Against	Against			ShrHoldr

With the recent resurgence of interest in campaign funding reform has come a renewed interest in corporate contributions to political parties and action committees. In recent years, shareholders have requested insight into company donations and the ability to provide input regarding how much (if any) money is appropriate to give to political organizations based on what political, ethical, and legal platforms are being endorsed by such funds. While some of this information is publicly available on Internet sites sponsored by political watchdog groups and campaign finance sites, this data may not be entirely current or all-inclusive. Proponents of these requests feel that it is the corporations' responsibility to consolidate information regarding political contributions and present it in a report to the shareholders. Corporations have consistently responded to requests for the disclosure of political contributions by stating that federal and state laws require disclosure from the recipients and that the amounts contributed are not significant enough to warrant the expense of a report. When reviewing requests for proposals on political contributions, ISS takes into account the scope and nature of the request, the company's adherence to laws and regulations governing political contributions, and company policies and additional disclosure on such contributions. In the case of Safeway, we note that the company follows all state and local laws regarding contributions to political candidates or organizations. Additionally, the company discloses its policy on political contributions on the company website. Finally, the extensive scope of the reports requested in this proposal may not be substantially different from information currently available and could prove costly and difficult for the company to publish in a formal report. As such, it does not appear that preparing and publicizing such reports in the manner requested by the proponent would be the most effective use of shareholder funds.

	10	Expense Stock Options	Against	For			ShrHoldr

ISS supports the expensing of options. We believe that options should be expensed along with all other forms of compensation to better reflect the company's true earnings and provide additional discipline against overuse. Because the company has made a commitment to expense options, we believe that management intends to support this proposal at its upcoming annual meeting.

08/07/03 - A	Sinclair Broadcast Group, Inc. *SBGI*		829226109		06/02/03		48,600
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David D. Smith --- Withhold

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Basil A. Thomas, Robert E. Smith, and insiders J. Duncan Smith, Frederick G. Smith, and David D. Smith. We recommend that shareholders WITHHOLD votes from Basil A. Thomas for standing as an affiliated outsider on the Audit and Compensation Committees, and Basil A. Thomas, Robert E. Smith, J. Duncan Smith, Frederick G. Smith, and David D. Smith for failure to establish an independent nominating committee.

	1.2	Elect Director Frederick G. Smith --- Withhold
	1.3	Elect Director J. Duncan Smith --- Withhold
	1.4	Elect Director Robert E. Smith --- Withhold
	1.5	Elect Director Basil A. Thomas --- Withhold
	1.6	Elect Director Lawrence E. McCanna --- For
	1.7	Elect Director Daniel C. Keith --- For
	1.8	Elect Director Martin R. Leader --- For
	2	Ratify Auditors	For	For			Mgmt

05/13/04 - A	Sinclair Broadcast Group, Inc. *SBGI*		829226109		03/18/04		48,600
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director David D. Smith --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from affiliated outsider and Audit Committee member Basil A. Thomas for paying excessive non-audit fees, for standing as an affiliated outsider on the Audit and Compensation committees, for failure to establish an independent nominating committee, and for failure to establish a majority independent board. We also recommend that shareholders WITHHOLD votes from independent outsiders and Audit Committee members Martin R. Leader, Daniel C. Keith, and Lawrence E. McCanna for paying excessive non-audit fees. Lastly, we recommend WITHHOLDING votes from insiders Robert E. Smith, J. Duncan Smith, Frederick G. Smith, and David D. Smith for failure to establish an independent nominating committee and for failure to establish a majority independent board.

	1.2	Elect Director Frederick G. Smith --- Withhold
	1.3	Elect Director J. Duncan Smith --- Withhold
	1.4	Elect Director Robert E. Smith --- Withhold
	1.5	Elect Director Basil A. Thomas --- Withhold
	1.6	Elect Director Lawrence E. Mccanna --- Withhold
	1.7	Elect Director Daniel C. Keith --- Withhold
	1.8	Elect Director Martin R. Leader --- Withhold
	2	Ratify Auditors	For	Against			Mgmt

04/22/04 - A	Sovereign Bancorp, Inc. *SOV*		845905108		03/01/04		27,750
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Andrew C. Hove, Jr. --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from Andrew C. Hove, Jr. and Daniel K. Rothermel for failing to remove a dead-hand, slow-hand, or similar feature in the company's poison pill.

	1.2	Elect Director Daniel K. Rothermel --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Increase Authorized Common Stock	For	For			Mgmt
	4	Approve Stock Plan and Employee Stock Purchase Plan	For	Against			Mgmt

                                                    Vote Recommendation        In this item, ISS will base its recommendation on the cost of the company's Employee Stock Purchase Plan and the voting power dilution and shareholder value transfer of the 2004 Broad-Based Incentive Plan. In this case, the Employee Stock Purchase Plan meets our requirements since it complies with Section 423 of the Internal Revenue Code, the number of shares being reserved is relatively conservative, the offering period is reasonable, and there are limitations on participation. And, we also commend the company for expressly forbidding the repricing of stock options under the 2004 Broad-Based Incentive Plan. However, the total cost of the company's Broad-Based Incentive Plan of 5.57 percent is above the allowable cap for this company of 5.28 percent. As such, we recommend a vote AGAINST this bundled proposal.

	5	Approve Bonus Plan	For	Against			Mgmt

According to the company, the purpose of the company's Bonus Deferral Program is to align the interests of the top management of the company with those of shareholders. Not only the plan solely focuses on the enrichment of a selected group of top executives, but also there are no performance criteria attached to the generous company's matching contribution. ISS is concerned with the self-enriching feature of the deferral program. As such, ISS recommends a vote AGAINST the proposal.

06/29/04 - A	Telephone and Data Systems, Inc. *TDS*		879433100		05/17/04		9,600
	1	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	2	Elect Directors	For	For			Mgmt
	2.1	Elect Director K.A. Mundt --- For
We recommend a vote FOR the directors.
	2.2	Elect Director M.H. Saranow --- For
	2.3	Elect Director K.A. Mundt --- For
	2.4	Elect Director M.L. Solomon --- For
	2.5	Elect Director H.S. Wander --- For
	2.6	Elect Director M.H. Saranow --- For
	3	Approve Omnibus Stock Plan	For	For			Mgmt

                                                    V. Vote Recommendation        The total cost of the company's plans of 4.51 percent is within the allowable cap for this company of 11.61 percent. Additionally, this plan expressly forbids repricing. Note that the named executive officers received approximately 48 percent of the total 2003 equity grants.

	4	Ratify Auditors	For	For			Mgmt

07/23/03 - A	Tenet Healthcare Corp. *THC*		88033G100		06/02/03		23,200
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Lawrence Biondi, S.J. --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Van B. Honeycutt --- For
	1.3	Elect Director Edward A. Kangas --- For
	2	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	3	Ratify Auditors	For	For			Mgmt
Shareholder Proposal
	4	Require Majority of Independent Directors on Board	Against	Against			ShrHoldr

An independent board is one way to assure that shareholder interests will be adequately represented by a board that is independent of management and that does not have an interest in the company that differs from the interests of other shareholders. In this case, however, we believe that the board is sufficiently independent.

04/27/04 - A	The Black & Decker Corp. *BDK*		091797100		02/17/04		11,400
	1	Elect Directors	For	For			Mgmt
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Restricted Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 8.14 percent is within the allowable cap for this company of 10.10 percent.
	4	Limit Executive Compensation	Against	Against			ShrHoldr

05/12/04 - A	The Gap, Inc. *GPS*		364760108		03/15/04		41,900
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Howard Behar --- For
	1.2	Elect Director Adrian D.P. Bellamy --- For
	1.3	Elect Director Donald G. Fisher --- For
	1.4	Elect Director Doris F. Fisher --- For
	1.5	Elect Director Robert J. Fisher --- For
	1.6	Elect Director Glenda A. Hatchett --- For
	1.7	Elect Director Penelope L. Hughes --- For
	1.8	Elect Director Bob L. Martin --- For
	1.9	Elect Director Jorge P. Montoya --- For
	1.10	Elect Director Paul S. Pressler --- For
	1.11	Elect Director James M. Schneider --- For
	1.12	Elect Director Mayo A. Shattuck III --- For
	1.13	Elect Director Margaret C. Whitman --- For
	2	Ratify Auditors	For	For			Mgmt
	3	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Limit Executive Compensation	Against	Against			ShrHoldr

        While ISS understands the proponent's concerns with escalating CEO pay, we believe that the proposal is unduly restrictive. The Compensation and Management Development Committee, which is composed entirely of independent directors, should have the flexibility to determine the compensation of its senior executives based on a number of appropriate factors, rather then relying on an arbitrary formula. Furthermore, the features of this proposal would limit equity awards to time based restricted shares and set arbitrary caps on salary, bonus and severance, regardless of the company's performance. As such, this item does not warrant shareholder approval.

05/18/04 - A	The Interpublic Group of Companies, Inc. *IPG*		460690100		03/26/04		46,550
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director David A. Bell --- For
We recommend a vote FOR the directors with the exception of independent outsider J. Phillip Samper. We recommend that shareholders WITHHOLD votes from J. Phillip Samper for poor attendance.
	1.2	Elect Director Frank J. Borell --- For
	1.3	Elect Director Reginald K. Brack --- For
	1.4	Elect Director Jill M. Considine --- For
	1.5	Elect Director Christopher J. Coughlin --- For
	1.6	Elect Director John J. Donner, Jr. --- For
	1.7	Elect Director Richard A. Goldstein --- For
	1.8	Elect Director H. John Greenlaus --- For
	1.9	Elect Director Michael I. Roth --- For
	1.10	Elect Director J. Phillip Samper --- Withhold
	2	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.51 percent is within the allowable cap for this company of 7.66 percent. Additionally, this plan expressly forbids repricing.
	3	Approve Non-Employee Director Omnibus Stock Plan	For	For			Mgmt
VI. Vote Recommendation The total cost of the company's plans of 2.24 percent is within the allowable cap for this company of 7.66 percent.
	4	Ratify Auditors	For	For			Mgmt
	5	MacBride Principles	Against	Against			ShrHoldr

Based on the fact that the existing reporting requirements are substantially similar to the MacBride Principles and the potential difficulties associated with full implementation of the Principles, we recommend that shareholders oppose this request.

05/21/04 - A	The May Department Stores Co. *MAY*		577778103		04/02/04		26,300
	1	Elect Directors	For	Withhold			Mgmt
	1.1	Elect Director Eugene S. Kahn --- Withhold

We recommend withholding votes from all of the nominees. We recommend that shareholders WITHHOLD votes from independent outsiders William P. Stiritz, James M. Kilts and Helene L. Kaplan and insider Eugene S. Kahn for failure to implement the proposal to declassify the board.

	1.2	Elect Director Helene L. Kaplan --- Withhold
	1.3	Elect Director James M. Kilts --- Withhold
	1.4	Elect Director Russell E. Palmer --- Withhold
	1.5	Elect Director William P. Stiritz --- Withhold
	2	Ratify Auditors	For	For			Mgmt
	3	Amend Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	4	Amend Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 4.73 percent is within the allowable cap for this company of 8.76 percent. Additionally, this plan expressly forbids repricing.
	5	Declassify the Board of Directors	Against	For			ShrHoldr

ISS noted that this proposal received majority support from shareholders during the 2003 annual meeting. However, the board continues to have a classified structure. Furthermore, the board believes that a classified structure continues to be in shareholders' best interests. ISS continues to support this proposal.

05/18/04 - A	The St. Joe Company *JOE*		790148100		03/31/04		9,800
	1	Elect Directors	For	Split			Mgmt
	1.1	Elect Director Michael L. Ainslie --- For

We recommend a vote FOR the directors with the exceptions of affiliated outsiders Winfred L. Thornton and John S. Lord. We recommend that shareholders WITHHOLD votes from John S. Lord for standing as an affiliated outsider on the Compensation Committee and from Winfred L. Thornton for standing as an affiliated outsider on the Nominating Committee.

	1.2	Elect Director Hugh M. Durden --- For
	1.3	Elect Director Adam W. Herbert, Jr. --- For
	1.4	Elect Director Delores Kesler --- For
	1.5	Elect Director John S. Lord --- Withhold
	1.6	Elect Director Walter L. Revell --- For
	1.7	Elect Director Peter S. Rummell --- For
	1.8	Elect Director Winfred L. Thornton --- Withhold
	1.9	Elect Director William H. Walton, III --- For
	2	Eliminate Preemptive Rights	For	Against			Mgmt
	3	Ratify Auditors	For	For			Mgmt

05/13/04 - A	UnumProvident Corporation *UNM*		91529Y106		03/26/04		46,800
	1	Elect Directors	For	For			Mgmt
	1.1	Elect Director Ronald E. Goldsberry --- For
We recommend a vote FOR the directors.
	1.2	Elect Director Hugh O. Maclellan, Jr. --- For
	1.3	Elect Director C. William Pollard --- For
	1.4	Elect Director John W. Rowe --- For
	2	Approve Executive Incentive Bonus Plan	For	For			Mgmt

The performance measures included under the plan are appropriate for the company given its line of business, long-term strategic objectives, and industry-specific measures for assessing market competitiveness. Additionally, the plan is administered by a committee of independent outsiders who must certify attainment of these objective, measurable performance goals before cash awards are paid to participants. Moreover, preservation of the full deductibility of all compensation paid reduces the company's corporate tax obligation.

	3	Amend Employee Stock Purchase Plan	For	For			Mgmt

ISS approves of this item because the plan complies with Section 423 of the Internal Revenue Code, the number of shares being added is relatively conservative, the offering period is reasonable, and there are limitations on participation.

	4	Ratify Auditors	For	For			Mgmt
	5	Require Affirmative Vote of the Majority of the Shares to Elect Directors	Against	Against			ShrHoldr

Therefore, given that: (i) the plurality voting threshold is the currently accepted standard for the election of directors of publicly traded companies, (ii) approval of this item could disrupt board operations and the company's financial performance in the event some or all of the director nominees do not receive majority support and do not get elected, (iii) requiring a majority vote of the outstanding shares in effect provides for a supermajority of votes cast, which would adversely affect shareholders' ability to elect directors in a contested election, and (iv) the proposed provision may diminish the likelihood of a successful open access campaign by providing for an increased vote requirement in the election of directors, we do not at this point in time believe the proposed amendment warrants shareholder support.

	6	Establish Other Board Committee	Against	For			ShrHoldr

We agree with the proponent on the importance of establishing clear mechanisms for communication between shareholders and independent directors. While the company complies with existing SEC and NYSE rules on this matter, it appears that the corporate secretary, who is an employee of the company, plays an important role in conveying such communication either internally or to the board. The proposed Office of the Board would ensure a direct communication with the independent directors of the board, without involving the corporate secretary. Also, the company has a classified board, which insulates directors from shareholder communications because shareholders are not able to register aggregate support or dissatisfaction with all directors on an annual basis. We recommend in favor of the proposal.

05/11/04 - A	Viad Corp. *VVI*		92552R109		03/12/04		27,600
	1	Elect Directors	For	For			Mgmt
	2	Amend Omnibus Stock Plan	For	For			Mgmt

This proposal does not seek to authorize an increase in the number of shares available for issuance under the plan. The board proposed a fixed dollar limit, rather than a limit based on net income, because net income of the company will be reduced after the spin-off of MoneyGram International, Inc. and the company's new net income level will not permit competitive Management Incentive Plan awards under the current limitation formula. The proposal does not result in a shareholder value transfer.

	3	Approve Reverse Stock Split	For	For			Mgmt
The reserve stock split will not be effected unless the spin-off is also effected.
	4	Ratify Auditors	For	For			Mgmt

05/06/04 - A	Vivendi Universal SA (Formerly Vivendi)		92851S204		04/02/04		29,410
Meeting for Holders of ADRs
	1	APPROVAL OF THE REPORTS AND INDIVIDUAL FINANCIAL STATEMENTS FOR FISCAL YEAR 2003.	For	For			Mgmt
	2	APPROVAL OF THE REPORTS AND CONSOLIDATED FINANCIAL STATEMENTS FOR FISCAL YEAR 2003.	For	For			Mgmt
	3	APPROVAL OF THE RELATED-PARTY AGREEMENTS DISCUSSED IN THE SPECIAL REPORT FROM THE STATUTORY AUDITORS.	For	For			Mgmt
	4	ALLOCATION OF EARNINGS FOR FISCAL YEAR 2003.	For	For			Mgmt
	5	Elect Directors	For	For			Mgmt
	6	AUTHORIZATION FOR THE BOARD OF DIRECTORS TO ISSUE TRADITIONAL BONDS AND/OR SIMILAR INSTRUMENTS.	For	For			Mgmt
	7	AUTHORIZATION FOR THE COMPANY TO PURCHASE ITS OWN SHARES.	For	For			Mgmt
	8	POWERS FOR CARRYING OUT LEGAL FORMALITIES.	For	For			Mgmt

05/07/04 - A	Washington Group International Inc *WGII*		938862208		03/12/04		28,000
	1	Declassify the Board of Directors	For	For			Mgmt
ISS commends management for submitting this proposal, which demonstrates a commitment to shareholders' interests.
	2	Elect Directors	For	For			Mgmt
	2.1	Elect Director Stephen G. Hanks --- For
	2.2	Elect Director Michael P. Monaco --- For
	2.3	Elect Director Cordell Reed --- For
	2.4	Elect Director Bettina M. Whyte --- For
	3	Ratify Auditors	For	For			Mgmt
	4	Approve Omnibus Stock Plan	For	For			Mgmt
V. Vote Recommendation The total cost of the company's plans of 12.19 percent is within the allowable cap for this company of 12.72 percent. Additionally, this plan expressly forbids repricing.

SIGNATURES

Pursuant to the requirements of the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Kirr, Marbach Partners Funds, Inc.

By (Signature and Title)* /s/ Mickey Kim, Vice President, Treasurer and Secretary

Date 8/23/04

* Print the name and title of each signing officer under his or her signature.